Exhibit 10-5

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type of information that the registrant customarily and actually treats as private and confidential.

FIFTH AMENDMENT TO PROJECT AGREEMENT (DETAILING – FIELD TEAM)

This Fifth Amendment (the “Amendment”) entered into as of the last date of signature herein and made effective as of February 1, 2022 (the “Amendment Effective Date”) is made by and between Syneos Health Commercial Services, LLC, f/k/a inVentiv Commercial Services LLC, with an office at 500 Atrium Drive, Somerset, N.J. 08873 (“Syneos Health”) and Agile Therapeutics, Inc. with an office located at 500 College Road East, Suite 310, Princeton, New Jersey 08540 (the “Client”). Syneos Health and Client may each be referred to herein as a “Party” and, collectively, as the “Parties.”

W I T N E S S E T H:

WHEREAS, Syneos Health and Client are parties to a Project Agreement (Detailing – Field Team) made as of April 30, 2020, First Amendment to Project Agreement (Detailing – Field Team) dated June 1, 2020, Second Amendment to Project Agreement (Detailing – Field Team) dated January 1, 2021, Third Amendment to Project Agreement (Detailing – Field Team) dated July 1, 2021 and Fourth Amendment to Project Agreement dated September 1, 2021 (collectively, the “Agreement”); and

WHEREAS, Syneos Health and Client desire to amend the Agreement as set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, it is agreed as follows:

1.Except as provided in this Amendment, the terms and conditions set forth in the Agreement shall remain unaffected by execution of this Amendment. To the extent any provisions or terms set forth in this Amendment conflict with the terms set forth in the Agreement, the terms set forth in this Amendment shall govern and control. Terms not otherwise defined herein, shall have the meanings set forth in the Agreement.

2.All references to “RS Reps” and “regional sales representatives” are hereby deleted in their entirety and replaced with “EC Reps” and “engagement center representatives.”

3.Section 3, “The Term,” is hereby amended to extend the term until [***]. The period from [***]until [***]shall be referred to as “[***]” and the period from [***] until [***]shall be referred to as “[***].”

4.The Amended and Restated Exhibit A, the “Project Team” as defined in the first paragraph is hereby deleted and replaced with the below. Also, the table after the 2nd paragraph is hereby deleted in its entirety and replaced with the below table.

Syneos Health will provide Client with a field force that shall consist of up to [***] sales representatives (the “Representatives”) and [***] engagement center representatives (the “EC Reps” and collectively with the Representatives, the “Syneos Health Sales Representatives” or “Sales Representatives”). The Sales Representatives shall detail the Client’s Product by making calls pursuant to a Call Plan on Targets. The Sales Representatives will be managed by up to [***] regional sales managers (the “RSMs”) who will also be Syneos Health employees. Syneos shall also provide [***]allocated at [***]alliance lead (the “Alliance Lead”) and [***] sales trainer manager (the “STM”). The Sales Representatives, RSMs, Alliance Lead and STM may be referred to collectively herein as the “Project Team”.

For purposes of clarity, the [***]and [***]outlined in Section I(a) and (b) of Exhibit F includes the headcount for the Project Team as set forth in the table below.

Position	Headcount	[***]
Project Team
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

5.The Amended and Restated Exhibit F, “[***],” is amended as follows:

(a)	The table in Section I, “[***],” is hereby deleted in its entirety and replaced with the below table.

Position	Headcount	[***]
Project Team
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

(b)	The table in Section I(b), “[***],” paragraph (i) is hereby deleted in its entirety and replaced with the below table:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(c)	The second table in Section I(c)(i), “[***],” is hereby amended to include [***]and [***]as follows:

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

(d)	The table in Section I(c)(ii), “[***],” is hereby amended to include [***]and [***]as follows:

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

(e)	The table in Section I(d), “[***],” is hereby amended to include [***]and [***]as follows:

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

(f)	The tables in Section I(e), “[***],” are hereby amended to include [***]and [***]as follows:

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]

(g)	Section III, “[***],” the first line item is hereby deleted in its entirety and replace with the following:

-[***]

(h)	Section IV(b), “[***],” is hereby amended to include the [***].

(i)	Section IV (c), “[***],” is hereby amended to include [***].

(j)	Section V, “[***],” the first sentence is hereby amended to include [***].

6.This Amendment may be executed simultaneously in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Amendment by exchange of facsimile copies or via pdf file bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Amendment by such party. Such facsimile copies and/or pdf versions shall constitute enforceable original documents.

7.The terms of this Amendment are intended by the Parties to be the final expression of their agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement. The Parties further intend that this Amendment constitute the complete and exclusive statement of its terms and shall supersede any prior agreement with respect to the subject matter hereof.

WHEREFORE, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

AGILE THERAPEUTICS, INC.SYNEOS HEALTH COMMERCIAL

/s/ Al Altomari By: /s/ Todd Tomasoski

Name:Name:

Title: Title:

Date: 3/17/2022Date: 3/21/2022